Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
19.	Subsequent Events

In January 2019, clonoSEQ received Medicare coverage aligned with the FDA label and National Comprehensive Cancer Network guidelines for longitudinal monitoring in certain blood cancers.

In the first quarter of 2019, the board of directors approved additional stock option grants under our 2009 Plan of 2,045,000 shares to certain employees and 105,000 shares to non-employee directors. All option grants were issued with option exercise prices of $7.27 per share and subject to continuing service vesting conditions.

Management has reviewed and evaluated material subsequent events from the balance sheet date of December 31, 2018, through the date the financial statements were available to be issued, March 29, 2019. Other than the matters noted above, no subsequent events have been identified for disclosure.